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                                                                EXHIBIT 10(p)
                                AMENDMENT NO. 1

         AMENDMENT NO. 1 dated as of January 19, 1995, to the Master Loan and Security Agreement dated as of May 11, 1993 (herein, together with all exhibits, amendments, supplements and schedules thereto, called the "Loan Agreement") between BOT FINANCIAL CORPORATION, a Delaware corporation (herein called "Lender"), having its principal place of business at 125 Summer Street, Boston, MA 02110, and OHM REMEDIATION SERVICES CORP., an Ohio corporation (herein called "Debtor"), having its principal place of business at 16406 US
Route 224 East, Findlay, Ohio 45840.   Capitalized terms used herein without
definition shall have the meaning set forth in the Loan Agreement.

         WHEREAS, Lender and Debtor have heretofore entered into the Loan Agreement in connection with the financing of certain High Performance Mobile Treatment System; and

         WHEREAS, the Loan Agreement requires that the Kirk family continue to own at least 20% (on a fully-diluted basis) of the aggregate voting stock and other voting securities of the Guarantor; and

         WHEREAS, the parties desire to amend the terms and conditions of the Loan Agreement relating to the ownership of the Guarantor by the Kirk family.

         NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lender and Debtor hereby agree as follows:

         1. LOAN AGREEMENT. Section 6(i)(b) of the Loan Agreement is hereby stricken in its entirety.

         2.      REPRESENTATIONS.  Debtor hereby certify to Lender that
(a) the representations and warranties of the Debtor contained in the Loan Agreeement are true and correct in all material respects with the same effect as if made on and as of the date hereof; and (b) no Event of Default is existence on the date hereof, nor shall any Event of Default occur as a result of the amendment contemplated hereby.

         3. EFFECTIVE DATE. This Amendment No. 1 shall be effective immediately before the opening of business on January 19, 1995.

         4. MISCELLANEOUS. Except as may be expressly provided herein, the Loan Agreement shall remain unaltered, shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and shall be ratified and confirmed in all respects. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.





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         IN WITNESS WHEREOF, the Lender and the Debtor have each caused this
Amendment No. 1 to be executed by their respective authorized officers as of the date first above written.


                       BOT FINANCIAL CORPORATION (Lender)


                       By: \S\Gary L. Christensen
                           -----------------------
                       Title: Senior Vice President



                       OHM REMEDIATION SERVICES CORP. (Debtor)


                       By: \s\Pamela K.M. Beall
                           -----------------------
                       Title:Treasurer





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